Exhibit 10.3


Sean D. Clancey, Esq.
SANTEBRE & VANDE KROL, LTD.
7333 E. Doubletree Ranch Rd.
Suite 200
Scottsdale, Arizona 85258


                           SECURITY AGREEMENT - PLEDGE

THIS SECURITY AGREEMENT - PLEDGE, made this 1st day of October 2001, by and between CIRCUIT SOURCE INTERNATIONAL, INC., a Nevada corporation, ("Pledgor") and WILLIAM C. MALONE ("Pledgee").

                                    RECITALS

     A. Pursuant to that certain Stock Purchase Agreement dated October 1st 2001, between the Pledgor and the Pledgee ("Purchase Agreement"), Pledgor has purchased from Pledgee Six Thousand Twenty (6,020) shares of common voting stock of AVANTI CIRCUITS, INC., an Arizona corporation ("Corporation") owned by Pledgee. As consideration for such stock purchased by Pledgor under the Purchase Agreement, Pledgor executed that certain promissory note in the principal amount of Two Million and No/l00 Dollars ($2,000,000.00) (the "Note"); and

     B. Pursuant to the terms of the Purchase Agreement, Pledgor is required to pledge all of the shares of stock so purchased pursuant thereto as security for the payment and performance of the Obligations (as defined herein).

     NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby expressly acknowledged and confessed by Pledgor, the parties hereto agree as follows:

     1. Pledge.

          a. In order to secure the due and punctual payment and performance of all debts, liabilities and obligations evidenced by or arising under the Note and this Security Agreement - Pledge, including any modifications, extensions, renewals, replacements or restatements thereof (herein referred to as "Obligations"), Pledgor hereby pledges and grants to Pledgee and to Pledgee's successors and assigns, the following collateral (the "Collateral"):

     The shares of stock described in Exhibit "A" attached hereto, together with all certificates, options, rights, or other distributions issued as an addition to. In substitution or in exchange for, or pit account of, any such shares, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor ("Pledged Stock").

          b. Pledgor and Pledgee hereby appoint Santerre & Vande Krol, Ltd. as their Escrow Agent (herein so-called) to hold the Collateral in trust during the term of this Agreement, and Pledgor hereby appoints the foregoing firm as their attorney-in-fact to arrange for the transfer of the Collateral on the books of Corporation to the name of Pledge in the event of a default by the Pledgor as hereinafter defined. Pledgor may exercise all of the rights and privileges in connection with the ownership of the Collateral, except as specifically set forth herein, at any time prior to a default by Pledgor.

          c. In the event Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

          (i)  Stock  certificate.   including,  but  without  limitation,   any
     certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;
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          (ii)  Option,  warrant,  or right,  whether  as an  addition  to or in substitution or in exchange for any of the Pledged Stock, or otherwise; or

          (iii)  Dividend  or  distribution   payable  in  property,   including
     securities issued by other than the issuer of any of the Pledged Stock, then:

     Pledgor shall accept the same as the Pledge's agent, in trust for the Pledgee, and shall deliver them forthwith to the Escrow Agent in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock power duly executed in blank, to be held by the Escrow Agent, subject to the terms hereof, as part of the Pledged Stock.

          d. Pledgor represents that Pledgor owns all of the Collateral free and clear of all liens, encumbrances, restrictions and burdens of any nature (other than the security interest granted hereby) and agrees- that, except as provided herein, it will not sell, assign, transfer, encumber or grant any security interest in or file a financing statement with respect to the Collateral, any part thereof or interest therein, or permit any of the foregoing, without the prior written consent of Pledgee; and hereby represent that (except as aforesaid) Pledgor has not heretofore done so.

          e. Pledgor agrees that, at any time and from time to time, upon request of Pledgee, Pledgor will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that Pledge may consider necessary or desirable to create, preserve, continue, perfect or validate the security interest granted hereunder or which Pledge may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest Without Limiting the generality of the foregoing, Pledgee is authorized: to file with respect to the Collateral, one or more financing statements, continuation statement or other documents without the signature of Pledgor and to name therein Pledgor as debtor and the Pledge as secured party; or to correct or complete, or cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been signed by Pledgor.

     2. Representations, Warranties, and Promises. Pledgor further represents, warrants and agrees:

          a. Pledgor will not hereafter grant a lien, encumbrance, security interest, in any of the assets of Corporation ("Avanti Assets"), or sell or otherwise transfer any of same (except in the ordinary course of business for flu consideration paid to Corporation), to any other person, firm or corporation, without Pledge's consent;

          b. Pledgor will at all times defend the Avanti Assets against any and all claims of any person adverse to the claims of Secured Party, and will comply with all terms and conditions of the Security Agreement (Assets) of even date herewith between Pledgor, Pledgee and Corporation covering the Avanti Assets;

          c. Pledgor will use the Avanti Assets in conformity with all applicable laws and will pay all taxes and assessments on it or its use when due;

          d. Pledgor shall keep the Avanti Assets insured against loss or damage by fire (with extended coverage), theft, physical damage and against such other risks as is required by Pledgee. Pledgor will obtain loss payable endorsements on applicable insurance policies in favor of Pledgor and Pledge as their interests may appear and will deposit the insurance policies with Pledgee. The proceeds of any insurance from loss, theft, or damage to the Avanti Assets shall be held, disbursed and applied toward the repair, restoration or replacement of same or, at the option of Pledgee, such proceeds shall be disbursed to reduce the balance of the Obligations;

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          e.  All of the  Avanti  Assets  are and  will be,  kept,  all  records concerning Corporation are, and will be, kept and Corporation's principal business office located at 17650 North 25th Avenue, Phoenix, Arizona 85023;

          f. Pledgor shall pay promptly when due, all taxes and assessments upon the


          g. Pledgor shall pay all obligations of Corporation as and when due, including the loan to the Corporation from Heritage bank in an amount not to exceed $600,000.00 referred to in the Purchase Agreement;

          h. Pledgor shall not take any action or fail to take any action which would cause a termination or dissolution of Corporation; and

          i. Pledgor shall not cause any additional shares of Corporation to be issued or admit any new shareholders to Corporation.

     3. Pledgee's Rights Following an event of Default. If an Event of Default (as defined herein) shall occur and be continuing, then, at the option of Pledgee, all Obligations shall become immediately due and payable and Pledgee may avail itself of all rights and remedies provided under this Agreement, at law, in equity, or otherwise, including, without limitation:

          a. The right to cause the Collateral to be registered in the name of Pledgee or its nominees on the books of Corporation in full satisfaction of the Obligations;

          b. Whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have, with respect to the Pledged Stock, the right to exercise all voting rights as to all of the Pledged Stock, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or any other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing, and

          c. The right to avail itself of all rights and remedies granted a secured party under the Uniform Commercial Code as in force in the State of Arizona, including, without limiting the generality of the foregoing:

          (i) The right to sell the Collateral, or any part thereof, in one or more sales, according to the provisions of Section 4 hereof; and

          (ii) The right to take all necessary actions, by means of the powers granted to Pledgee herein, to take title to the Collateral as sole owner thereof, and to exercise any and all right pertaining to ownership of the Collateral; but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options. Any cash received and retained by Pledgee hereunder shall be applied to payment of the Obligations in the manner specified in Section 5 hereof.

     4. Sale of Collateral. Pursuant to Its option under Section 3(c), and subject to the terms and conditions hereof, Pledgee may sell, assign and deliver the Collateral or any part thereof, at public or private sale, conducted by any officer, or agent of, or auctioneer or attorney for, Pledgee, at Pledgee's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as Pledgee shall, in its reasonable discretion, determine, and Pledgee may be the purchaser of any or all of the Collateral so sold.

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     Upon any such sale,  Pledgee shall have the right to direct Escrow Agent to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of Pledgor, which Pledgor hereby specifically waives to the extent Pledgor may lawfully do so.

     Pledgee shall give Pledgor at least ten (10) days written notice of any such public or private sale. Such notice, in the case of a public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as Pledgee shall fix in the notice of such sale. At any sale, the Collateral may be sold as an entirety or in partial interests. Pledgee shall not be obligated to make any sale pursuant to such notice, but if no such sale is made or only a partial sale is made, Pledgee shall give notice as provided above prior to any subsequent sale. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Escrow Agent or Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold under and pursuant to and in compliance with the provisions hereof.

     The receipt of Pledgee of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser of the Collateral or any portion thereof, and no such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     Pledgor recognizes that registration of the Collateral under federal and state securities laws may be impractical because of the expenses or delays involved in the registration processes and that in the absence of such registration, Pledgee may be unable to effect a public sale of all or a part of the Collateral, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sales, and that Pledgee has no obligation to delay sale of any such Collateral for the period of time necessary to permit such Collateral to be registered for public sale under the Securities act of 1933, as amended, and any applicable blue sky or other stare securities laws. Pledgor agrees that sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

     Pledgor shall be liable for reasonable attorneys' fees and legal expenses incurred by Pledgee in enforcing any of its rights or remedies hereunder.

     5. Application of Proceeds. The proceeds of any sale of all or any part of the Collateral shall be applied in the following order or priorities:

     First, to the payment of all costs and expenses of such sale, including, without limitation, reasonable compensation to Escrow Agent, Pledgee, their agents and attorneys, and all other expenses, liabilities and advances incurred or made by Escrow Agent or Pledgee, their agents and attorneys, in connection with said sale, and any other unreimbursed expenses for which Pledgee may be reimbursed pursuant to the provisions hereof;

     Second, to the payment of the Note with no amounts applied to payment of principal until all interest has been paid;

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     Third, to the payment or satisfaction of any other Obligations; and

     Fourth, to the payment to Pledgor, Pledgor's successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     6. Escrow Agent Appointment Attorney-in-Fact. Indemnity. Escrow Agent is hereby appointed the Attorney-in-fact, with full power of substitution, of Pledgor during the continuances of any Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument to accomplish the purposes hereof. Pledgor agrees to indemnify and hold harmless Escrow Agent and Pledgee from and against any liability or damage which they may incur in the exercise and performance of any of the powers and duties as specifically set forth herein.

     7. Termination of Pledge. When all of the Obligations shall have been paid and performed and the terms and covenants hereof and agreements of Pledgor hereunder have been performed in full, this Agreement shall terminate, and Escrow Agent shall forthwith assign. transfer and deliver to Pledgor or Pledgor's designees, without representation, warranty or recourse, against appropriate receipts, all the Collateral, if any, then held by it in pledge hereunder.

     8. Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder: if Pledgor shall fail to make any payment of the Note as and when due taking into account applicable notice and cure periods; if Pledgor has made any misrepresentation in or with respect to, or have breached any provision of this Security Agreement Pledge or the Purchase Agreement; or, if any of the Collateral shall be attached or distrained at any time pursuant to any court order or other legal process.

     9.  Pledgor's  Liability  Joint  and  Several.   Each  Pledgor's  liability
hereunder is primary, direct, immediate and joint and several with each and every Pledgor.

     10. Successors and Assigns: This Agreement shall be binding upon and inure to the benefit of Pledgee, its successors and assigns, and Pledgor, and subject to the terms of paragraph Section 1.b. hereof, Pledgor's successors and assigns.

     11. Additional Instruments and Assurances: Pledgor hereby agrees to execute and deliver, from time to time, any and all further instruments and to perform any and all such acts, as Pledgee may reasonably request to effect the purposes of this Agreement and to secure to Pledgee the benefits of all rights, authorities and remedies conferred upon Pledgee by the terms of this Agreement.

     12. Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be personally delivered to the party being notified if an individual or to an officer or general partner if the party is a corporation or partnership, or transmitted by postage prepaid, certified or registered mail

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to the party at the  following  address or such other address as the party being notified may have otherwise designated in a notice given as provided in this paragraph:

     To Pledgee:      William C. Malone
                      18840 N. 30th St
                      Phoenix, AZ  85055

     To Corporation:  Avanti Circuits, Inc.
                      17650 N. 25th Ave.
                      Phoenix, AZ  85023

     To Pledgor:      Circuit Source International, Inc.
                      1930 E. Third Street, Suite 15
                      Tempe, AZ  85281

     To Escrow Agent: Sean D. Clancey, Esq.
                      Santerre & Vande Krol, Ltd.
                      7333 E. Doubletree Ranch Rd.
                      Suite 200
                      Scottsdale, Arizona 85258

     Such notice shall be deemed to be effective, unless actual receipt is expressly elsewhere specified herein, upon (i) the date of receipt or (ii) the date three (3) days after posting if transmitted by mail, whichever shall first occur.

     13. Waivers: Nonexclusive Remedies. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right, power or remedy under this Agreement preclude the exercise of any other right, power or remedy under this Agreement The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided under the Note or the Purchase Agreement

     14. Modification: Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     15. Applicable Law: This Security Agreement - Pledge has been executed and delivered in Phoenix, Arizona, and shall be construed in accordance with and governed by the internal substantive laws of the State of Arizona (without reference to choice of law principles) and, to the extent they preempt the laws of such state, the laws of the United States.

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     16. Separability of Provisions: Construction of Agreement. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in fail force and effect and shall be construed to carry out the intentions of the parties hereto as nearly as may be possible.

     17. Headings: The Section headings in this Agreement are for the purpose of reference only, and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the day and year first above written.

PLEDGEE:                                  PLEDGOR:

                                          CIRCUIT SOURCE INTERNATIONAL, INC.,
                                          a Nevada corporation

/s/ William C. Malone                     By:  /s/ James Keaton
--------------------------                     --------------------------
WILLIAM C. MALONE                         Its: President

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                    STOCK PLEDGED PURSUANT TO THIS AGREEMENT

          6,020 shares of common stock in AVANTI CIRCUITS, INC., an Arizona corporation, represented by Stock Certificate No. 11.